Advisors Disciplined Trust 1929

Supplement to the Prospectus

People’s United Financial, Inc. has been acquired by M&T Bank Corporation. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers Preferred Income Opportunities Portfolio, CDA Series 2022-1Q no longer includes shares of the People’s United Financial, Inc. preferred securities, Series A, 5.625%, redeemable on 12/15/2026 @ $25. The portfolio now includes shares of the M&T Bank Corporation preferred securities, Series H, 5.625%, redeemable on 12/15/2026 @ $25, received by the trust in connection with the acquisition.

Supplement Dated: April 5, 2022